UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 SCHEDULE 14C

SCHEDULE 14C/A INFORMATION
AMENDMENT NO. 1

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

NORTH AMERICAN OIL & GAS CORP.
(Exact name of registrant as specified in its charter)

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5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
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4)	Date Filed:

NORTH AMERICAN OIL & GAS CORP.

56 E. Main St. Suite 202
Ventura, CA 93001
www.namoag.com

EXPLANATORY NOTE

This Amendment No. 1 on Form 14C/A (“Form 14C/A”) amends our Definitive Information Statement on Form 14C as initially filed with the Securities and Exchange Commission on April 30, 2013 (“Original Filing”), to change the annual shareholder meeting date from May 16, 2013 to June 10, 2013

Except for the aforementioned correction, this Form 14C/A continues to describe conditions as presented in the Original Filing. This Amendment does not reflect events occurring after the date of the Original Filing or modify or update any disclosures that may have been affected by subsequent events. The Company believes there have been no events since the Original Filing that would represent a fundamental change in the information presented in the Original Filing.  Except as described above, all other information included in the Original Filing remains unchanged.

Notice of Annual Meeting of Stockholders

To Be Held on June 10, 2013

To the Stockholders of NORTH AMERICAN OIL & GAS CORP.,

The 2013 Annual Meeting of Stockholders of NORTH AMERICAN OIL & GAS CORP. (the "Company"), will be held at 1:30 P.M .(PDT) on Monday, June 10, 2013 at the offices of North American Oil & Gas Corp. at 56 E. Main St. Suite 202, Ventura CA 93001 to consider and act upon the following matters:

1)	To elect four (4) directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

2)	To hold an advisory (non-binding) vote on the approval of the Company's executive officer compensation;

3)	To hold an advisory vote on whether the frequency of Stockholder votes on executive compensation should be one, two or three years;

4)	To ratify the appointment of Eide Bailly, LLP as the Company's independent registered public accounting firm for Fiscal Year 2013; and

5)	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only Stockholders of record on the books of the Company at the close of business on April 30, 2013 (the "Record Date") will be entitled to notice of and vote at the meeting or any adjournment thereof.

This Notice of 2013 Annual Meeting and the attached Information Statement dated April 30, 2013 should be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2013. Collectively, these documents contain all of the information and disclosures required in connection with the 2013 Annual Meeting of Shareholders.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the 2013 Annual Meeting.

By Order of the Board of Directors

/s/ Robert Rosenthal
Robert Rosenthal
President and Chief Executive Officer
May 10, 2013

IMPORTANT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

NORTH AMERICAN OIL & GAS CORP.

Management Information Statement For Annual Meeting of Stockholders To be held June 10, 2013

Management has furnished this statement to Stockholders regarding matters to be voted at the Annual Meeting of Stockholders of North American Oil & Gas Corp. The Annual Meeting will be held at 1:30 P.M. (PDT) on Monday, June 10, 2013 at the offices of North American Oil & Gas Corp., 56 E. Main St., Suite 202, Ventura, CA 93001.

QUESTIONS AND ANSWERS REGARDING THE INFORMATION STATEMENT,
ANNUAL REPORT AND ANNUAL MEETING

Why am I receiving these materials?

The Board of Directors of North American Oil & Gas Corp. (sometimes referred to as "we,” “us,” “our,” "NAMOG," or the "Company") is providing this information to you as a Stockholder of record in connection with the NAMOG Annual Meeting of Stockholders. The purposes of the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders and this Information Statement.

Am I entitled to vote at the Annual Meeting?

You may vote if our records showed that you owned shares of North American Oil & Gas Corp. as of April 30, 2013 (the "Record Date"). Each share of Common Stock is entitled to one vote, and a majority of the Common Stock is required to approve each proposal at the Meeting.

Stockholders of Record: Shares Registered in Your Name.

If on the Record Date your shares were registered directly in your name with the Company's transfer agent, Island Stock Transfer, then you are a Stockholder of record. As a Stockholder of record, although not requested to vote, you are invited to attend the Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and this Information Statement is being forwarded to you by that organization. The organization holding your account is considered the Stockholder of record for purposes of voting at the Meeting. As a beneficial owner you are invited to attend the Meeting.

Is this a Proxy Statement?

No. This is not a proxy statement. We are not asking you for a proxy and you are requested not to send us a proxy.

Why am I not being asked to vote?

Six holders of 50.04% of the issued and outstanding shares of Common Stock of the Company have advised us that they intend to provide North American Oil & Gas Corp. with a proxy to vote for the reelection of the Management slate of directors and officers, for ratification of the appointment of Eide Bailly LLP as the Company's independent accounting firm for Fiscal Year 2013, for approval of the Company's executive officer compensation, for approval of Stockholder voting every three years on executive compensation, and for such other matters that might come before the Meeting. Such proxy is sufficient to take such actions, and so additional proxies are not needed or required for the Meeting.

What do I need to do now?

Nothing. These materials are provided to inform you and do not require or request you to do anything. WE ARE NOT ASKING YOU FOR A PROXY, AND WE ARE REQUESTING YOU NOT TO SEND US A PROXY.

VOTING SECURITIES AND RECORD DATE

The Common Stock ($0.001 par value) is the only outstanding class of voting securities. Stockholders of record at the close of business of April 30, 2013 are entitled to notice of the Meeting and to vote at the Meeting and any adjournment or postponement thereof. At the close of business on April 30, 2013, 60,235,000 shares of Common Stock were issued, outstanding, and entitled to vote. The holders of Common Stock will vote as one class at the Meeting. Each share of Common Stock entitles the holder at the record date to one vote at the Meeting.

PRINCIPAL STOCKHOLDER AND QUORUM

A quorum of Stockholders is necessary to hold a valid meeting. A quorum will be present if Stockholders holding at least a majority of the outstanding shares are present at the Meeting in person or represented by proxy. On the record date, there were 60,235,000 shares outstanding and entitled to vote. Thus, 30,117,501 shares must be present in person or represented by proxy at the Meeting to have a quorum. Six stock holders hold 30,200,000 shares of stock. Since there is no provision for cumulative voting, only the affirmative vote of the majority of the shares represented at the Meeting is required to elect directors and approve all such other matters to be considered by the Stockholders. Dissenters' rights are not applicable to the matters being proposed. No party other than those listed below is known by Management to own of record or beneficially more than 5% of the outstanding shares of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, the Company had 60,325,000 shares of its common stock issued and outstanding. The following table sets forth the beneficial ownership of the Company’s common stock as of the Record Dateby each person who is known to have beneficial ownership of more than 5% of any class of NAMOG’s voting securities:

Title of Class	Name and address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Common Stock (1)
Common Stock	ASPS Energy Investments Ltd. 56 E. Main Street Suite 202 Ventura, CA 93001 (2)	8,100,00	13.472%
Common Stock	Donald Boyd 56 E. Main Street Suite 202 Ventura, CA 93001	8,100,000	13.472%
Common Stock	East West Petroleum Corp. (3) Suite 1210 – 1095 West Pender Street Vancouver, BC V6E 2M6	5,000,000	8.316%
Common Stock	Robert Kerry Hoar 56 E. Main Street Suite 202 Ventura, CA 93001	8,100,000	13.472%
Common Stock	Cede & Co. PO Box 20 Bowling Green Station New York, NY 10004	11,400,000	18.960%

(1) NAMOG has 60,325,000 shares of common stock issued and outstanding. As of April 26, 2013 no stock is held under warrant, or security.
(2) Shares held indirectly in ASPS Energy Investments Ltd., voting and investment control of which is held by Mr. Robert Rosenthal.
(3) 4% of the beneficial ownership of East West Petroleum Corp. is held by Gregory Renwick, a Director of the Company.

MATTERS TO BE ACTED UPON

Proposal 1: Election of Directors

Four (4) directors are to be elected at the Annual Meeting and those persons elected will hold office until the next annual meeting of Stockholders or until their successors have been elected and qualified. The by-laws provide that the Board of Directors shall consist of no more than five members, with the actual number to be established by resolution of the Board of Directors. The current Board of Directors has by resolution established the number of directors at four. Six stockholders have advised that they intend to give a proxy to vote in favor of the Management slate of directors, to vote in favor of all Director endorsed proposals listed below and, in their discretion, to vote in favor of such other matters that may properly come before the Meeting. If any of the nominees cannot serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees. If a substitute is nominated, these six stock holders are expected to vote all valid proxies for the election of the substitute nominee or nominees. Alternatively, the Board of Directors may also decide to leave the board seat or seats open until a suitable candidate or candidates are located, or it may decide to reduce the size of the Board.

Any vacancy that occurs during the year may be filled by a majority vote of the Board of Directors without any further Stockholder action. The vacancy may be filled for the remainder of the term, which is until the next Annual Meeting of Stockholders. There is no reason to believe that any nominee will be unable to serve if elected; and to the knowledge of Management, all nominees intend to serve the entire term for which election is sought.

The following persons have been nominated for election to the Board of Directors to succeed themselves in office:

Nominees (Age)	Positions with Company, Principal Occupation and Business Experience During Past Five Years (1)	Years First Became Director of Company
Robert Rosenthal (60)	Chairman and President; Chief Executive Officer and Secretary	2012
Donald Boyd (64)	Director; Petroleum Engineer Manager	2012
Gregory Renwick (64)	Director; President and CEO of East West Petroleum	2012
Cosimo Damiano (44)	Director; former Director of Upstream Investments for Mercuria Energy Group and Mocoh SA	2012

1. This column lists directorships held in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Sections 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940. This column does not include directorships held with any of the Company's subsidiaries.

Directors will serve in such capacity until the next Annual Meeting of Stockholders or until their successors have been duly elected and qualified. Executive officers are elected by the Board of Directors.

Each director will be elected to serve for a one-year term, unless he resigns or is removed before his term expires, or until his replacement is elected and qualified. Each of the nominees listed above is currently a member of the Board of Directors.

INFORMATION REGARDING OFFICERS

Robert Rosenthal – Chief Executive Officer

Mr. Rosenthal has extensive experience in the Californian oil and gas industry (>10 years) where he has been directly involved in and responsible for evaluations, leasing and drilled discoveries. He was a founding partner in Orchard Petroleum Ltd an ASX listed Californian company that that was acquired in 2007 by a private consortium. He previously worked as Exploration Geologist and Exploration Project Supervisor for Sohio Petroleum (U.S.), British Petroleum in London as Global Consultant Exploration. In 1995 he left BP to join Novus Petroleum Ltd as its Head of Exploration, for Indonesia, Australia and Pakistan. Since 1999 Robert has been actively involved in numerous exploration activities in California, Texas, Louisiana and Alaska.  Mr. Rosenthal has a Master’s Degree in Geology from the University of Southern California.

Linda Gassaway – Chief Financial Officer

Ms. Gassaway has 30 years in the finance industry and more than 10 years of financial experience in the Oil and Gas sector.  In her former roles Linda was CFO of Behavioral Healthcare Inc., former COO of omega Computer Services and Controller with Bentley-Simonson Inc. an independent Oil and Gas company in California.  In her most recent roles Ms. Gassaway has been consulting in California’s Oil and Gas industry, working with Orchard Petroleum Inc. and Solimar Energy LLC. She has extensive experience with federal and state reporting requirements, joint interest accounting, human resources, office management, audit and risk management, royalty management, government reporting, production reporting, and overall financial management and reporting for oil and gas exploration and production efforts.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own beneficiary more than ten percent of our common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Based solely upon a review of Forms 3 and 4 (furnished to the Company during the year ended December 31, 2012) each of the current directors failed to file a Form 3 on a timely basis, and the former officers and directors failed to timely file a Form 4 indicating they were no longer subject to Section 16 filings.  Mr. Rosenthal, Ms. Gassaway, Mr. Hoar, Mr Boyd, Mr.  Renwick, and Mr. Damiano each filed a Form 3 on March 23, 2013. Mr. Rosenthal, Mr. Hoar and Mr. Boyd each filed a schedule 13(g) on March 23, 2013 indicating their beneficial ownership of more than 5%.

CORPORATE GOVERNANCE AND THE BOARDOF DIRECTORS

Our business affairs are managed under the direction of the Board of Directors in accordance with the Nevada Revised Statutes, our certificate of incorporation and our bylaws. Members of our Board of Directors are kept informed of our business through discussions with the Chairman of the Board and Chief Executive Officer and other officers, by reviewing materials provided to them, and by participating in meetings of the Board and its committees. Our corporate governance practices are summarized below.

Board meetings and committees; annual meeting attendance

NAMOG held no board meetings during the fiscal year ended December 31, 2012; all actions taken by the Board  in 2012 were taken by unanimous written consent.

Given the resources of the Company and the number of stockholders anticipated at our annual meeting, the Company does not have a policy requiring members of the Board of Directors to attend the annual meeting of Stockholders.

Audit Committee and Audit Committee Financial Expert

The Company does not have a separately designated audit committee. Instead, the entire Board acts as the Company’s audit committee. Consequently the Company has designated Cosimo Damiano as the audit committee financial expert and chair for this committee.

Compensation Committee

The Company does not have a standing compensation committee or committee performing similar functions. The Company currently believes that given our small size, a compensation committee is not warranted.

Shareholder communications

The Company does not have a process for security holders to send communications to the board of directors due to the fact that minimal securities are traded on a stock exchange.

Nominating Committee

The Company does not have a separately designated nominating committee. The Company does not have such a committee because we currently believe that given our small size, the fact that a majority of the members of our Board are not currently considered “independent,” and because no Company securities are traded on a stock exchange, that such a committee is not currently necessary. Unless and until the Company establishes a separate nominating committee, when a board vacancy occurs, the remaining board members will participate in deliberations concerning director nominees. In the future the Company may determine that it is appropriate to designate a separate nominating committee of the board of directors comprised solely of independent directors.

To date, the Board of Directors has not adopted a formal procedure by which stockholders may recommend nominees to the board of directors.

REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain summary information concerning compensation paid or accrued to its executive officers during the past fiscal years. They did not receive any awards, stock awards, option compensation, non-equity incentive plan earnings or non-qualified deferred compensation. They have no agreement with the Company which would provide them a payment in the event of termination or change in control.

Name and principal Positions	Fiscal Year	Total Compensation 2012 (1)	Bonus	All Other Compensation	Total Compensation
Robert Rosenthal	2012	$20,000	$0	$0	$20,000
Linda Gassaway	2012	$15,000	$0	$0	$15,000

(1) Neither of our executive officers has an employment contract with the Company and each is an “at will” employee.  For 2013, Mr. Rosenthal is paid an annual salary of $160,000 and Ms. Gassaway is paid an annual salary of $120,000.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2012

We do not have a standard compensation arrangement for our directors, and the compensation payable to each individual for service rendered is determined by our Board of Directors based upon the amount of time expended on behalf of the Company and also, to a limited extent, the success of the Company in the prior year. The Directors do not receive any compensation other than cash compensation. They do not currently receive stock awards, option awards, non-equity incentive plan compensation or non-qualified deferred compensation.

OPTIONS/GRANTS; DEFERRED EXECUTIVE COMPENSATION PLAN; EQUITY COMPENSATION PLAN

The Company did not grant restricted stock awards, stock options or stock appreciation rights during Fiscal Year 2012, nor does it have any of such awards, options or rights outstanding from prior years. The Company does not have any deferred executive compensation plan.

The information set forth in Part III of our Form 10-K for the fiscal year ended December 31, 2012 is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.

Particular Transactions

There have been no transactions since the beginning of the last fiscal year, or any currently proposed transaction, between the Company and any officer, director, nominee for election as director, or any shareholder owning more than 5% of the Company’s outstanding shares, or any member of any such individual’s immediate family, as to which the amount involved in the transaction or a series of similar transactions exceeded the lesser of $120,000, or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years.

Controlling Persons

The Company is not aware of any agreements or understandings by a person or group of persons that could be construed as a controlling person.

Director Independence

Our board of directors consists of Messrs. Rosenthal, Damiano, Renwick, and Boyd. The board considers all relevant facts and circumstances in its determination of independence of all members of the board. After review of the Directors by the Board, and specifically by the Chairman of the Board, it has been determined that one board member is considered independent. This board member is Cosimo Damiano.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF ROBERT ROSENTHAL, DONALD BOYD, GREGORY RENWICK AND COSIMO DAMIANO  TO SERVE AS A DIRECTOR AND TO HOLD OFFICE UNTIL OUR 2014 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED, OR UNTIL THEIR EARLIER DEATH, RESIGNATION, OR REMOVAL.

Proposal 2: Advisory Vote on Our Executive Officer's Compensation

Our Stockholders are being asked to cast a non-binding advisory vote on approval of our executive officer's compensation. As described in Part III of our Form 10-K for the year ended December 31, 2012, the Company only has two executive officers and we believe our executive compensation and compensation policies and practices are focused on principles that reflect a strong alignment with the interests of our Stockholders, assist us in retaining and incentivizing our executive officers, and are reasonable in comparison to the compensation practices of our competitors and other oil and gas exploration companies of similar size and complexity.

We are asking stockholders to approve, on an advisory basis, the compensation of the Company’s listed officers disclosed in this Information Statement and our Form 10-K for the year ended Decembe 31, 2012, including the Summary Compensation table and the related compensation notes and narrative.

Our compensation program is designed to maintain a level of corporate and operational management within the day-to-day requirements of the Company given the Company’s limited resources.  We believe the compensation program for management accomplishes this goal.

While this advisory vote to approve our executive compensation is non-binding, the Board of Directors will carefully assess the voting results, and if those results reflect any broadly held issues or concerns, we will consult directly with stockholders to better understand their views.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF OUR EXECUTIVE OFFICER'S COMPENSATION.

Proposal 3: Advisory Vote on the Frequency of the Advisory Vote on Executive Officer Compensation.

Our Stockholders are being asked to cast a non-binding advisory vote on the frequency of the advisory vote on the Company's compensation for our named executive officer compensation. The frequency under consideration is either every one, two or three years.

Unless the Board modifies its policy on the frequency of holding "say on pay" advisory votes, the next "say on pay" advisory vote will occur in 2016.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE ONCE EVERY THREE YEARS FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm

On January 22, 2013, we notified John Kinross-Kennedy, Certified Public Accountant (“Kinross-Kennedy”), that the Company had dismissed Kinross-Kennedy as the independent registered public accounting firm of the Company.

The reports of Kinross-Kennedy regarding the Company’s financial statements as of November 30, 2011 and 2010 and the statements of operations, stockholders’ deficit and cash flows for the years then ended and for the period from April 7, 2010 (inception) through November 30, 2011, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.  The reports of Kinross-Kennedy, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

From the period as of, and from, April 7, 2010 (inception) through November 30, 2011, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with Kinross-Kennedy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Kinross-Kennedy, would have caused them to make reference thereto in their report on the Company’s financial statements for such period from April 7, 2010 (inception) through November 30, 2011.  There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Kinross-Kennedy a copy of the above disclosures and requested Kinross-Kennedy to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.

On January 23, 2013, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of Eide Bailly LLP (“Eide Bailly”), the Company’s new independent registered public accountants, which appointment Eide Bailly has accepted.

As a matter of good corporate governance, we are asking that our Stockholders ratify the appointment of Eide Baillyas our independent registered public accounting firm ("Independent Auditor") for Fiscal Year 2013.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

Eide Bailly LLP has acted as independent certified public accountants for the Company in 2012. No change is presently contemplated. The Company has been advised that neither that accounting firm nor any member thereof has any direct financial interest or any material indirect interest in the Company. We do not expect a representative of Eide Bailly LLP to be present at the Meeting or to be available for questioning at the Meeting.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Accounting Fees and Services
	2012	2011
Audit Fees	$42,030	$-
Audit Related Fees		-
Tax Fees	-	-
All Other Fees	-	-

TOTAL	$42,030	$-

1)	AUDIT FEES
This category includes the aggregate fees billed or accrued for each of the last two fiscal years for professional services rendered by the independent auditors for the audit of the Company's annual financial statements and review of financial statements included in the Company's Annual and Quarterly Reports filed with the SEC or services that are normally provided by the accountant in connection with other statutory and regulatory filings or engagements for those fiscal years.

2)	AUDIT-RELATED FEES
This category includes the aggregate fees billed in each of the last two fiscal years for services by the independent auditors that are reasonably related to the performance of the audits of the financial statements and are not reported above under "Audit Fees".

3)	TAX FEES
This category includes the aggregate fees billed in each of the last two years for professional services rendered by the independent auditors for tax compliance, tax planning and tax advice.

4)	ALL OTHER FEES
This category includes the aggregate fees billed in each of the last two fiscal years for products and services by the independent auditors that are not reported under "Audit Fees", "Audit Related Fees" or "Tax Fees".

RE-APPROVAL POLICIES AND PROCEDURES

Before we engage the accountant to render audit or non-audit services, the Company's Board of Directors acting as the audit committee approves such engagement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS ADOPTION OF PROPOSAL #4 TO RATIFY THE APPOINTMENT OF EIDE BAILLY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2013.

Management does not know of any other business which is likely to be brought before the Meeting. However, in the event that other matters properly come before the Meeting, they will be acted upon accordingly.

ANNUAL REPORT

ANNUAL REPORT ON FORM 10-K

The 2012 Annual Report of the Company on Form 10-K, which includes consolidated financial statements for the fiscal year ended December 31, 2012 accompanies this Information Statement.

Upon the written request of any person who on the record date was a record owner of the Company's Common Stock, or who represents in good faith that he was on such date, a beneficial owner of such stock entitled to vote at the Meeting, the Company will send to such person, without charge, a copy of its Annual Report on Form 10-K for Fiscal Year 2012 as filed with Securities and Exchange Commission. Requests for this report should be directed to Robert Rosenthal, North American Oil & Gas Corp., 56 E. Main Street, Suite 202, Ventura, CA 93001.

The Company is an electronic filer with the SEC. The Company provides a link to all its current SEC Filings at its Internet web site: http://www.namoag.com. The SEC also maintains an Internet site that contains periodic reports, information statements, and other information filed electronically by the Company. The address of that web site is http://www.sec.gov.

STOCKHOLDER PROPOSALS

Any qualified Stockholder desiring to have his proposal included on the Company's Information Statement for the Annual Meeting of Stockholders to be held in the Year 2014 must submit such proposal in writing to the Company no later than December 31, 2013.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one Annual Report, Information Statement and/or Notice of Internet Availability of Proxy Materials, as applicable, will be delivered to multiple Stockholders sharing an address unless the Company has received contrary instructions from one or more Stockholders. The Company will undertake to deliver promptly upon written or oral request, a separate copy of the Annual Report, Information Statement, Notice of Meeting and/or Notice of Internet Availability of Proxy Materials, as applicable, to a Stockholder at a shared address to which the Company has delivered a single copy of such documents. If a Stockholder wishes to notify the Company that he or she wishes to receive a separate copy of such documents, the Stockholder may contact the President of the Company at (805) 643-0385 or at 56 E. Main Street, Suite 202, Ventura, CA 93001.

Important Notice Regarding the Internet Availability of the Notice of Stockholders' Meeting to be Held on May 16, 2013, Management Information Statement and Annual Report to Stockholders on Form 10-K:

The Notice of the 2013 Stockholders' Meeting, the Management Information Statement and the 2012 Annual Report to Stockholders on Form 10-K are available at the Company's website: http://www.namoag.com.

THIS INFORMATION STATEMENT IS DATED MAY 10, 2013. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ABOVE, UNLESS EXPRESSLY PROVIDED, AND THE MAILING OF THIS INFORMATION STATEMENT TO SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors

/s/ Robert Rosenthal
President and Chief Executive Officer
North American Oil & Gas Corp.
May 10, 2013